Exhibit 99.1

Sanuwave Announces Q2 FY2025 Financial Results

Q2 2025 revenues were $10.2 million, up 42% from $7.2 million in Q2 2024. This represents the highest Q2 quarterly revenues in Company history.

Q2 2025 gross margin was 78.3%, versus 73.2% in Q2 2024.

GAAP Operating Income was $1.9 million for Q2 2025 versus $2.0 million in Q2 2024. Q2 2025 included equity compensation costs of $1.1 million versus $0 in Q2 2024.

Company provides guidance for revenues of $12-$12.7 million for Q3 2025.

EDEN PRAIRIE, MN, August 8, 2025 (GLOBE NEWSWIRE) -- Sanuwave Health, Inc. (the "Company" or "Sanuwave”) (NASDAQ: SNWV), a leading provider of next-generation FDA-approved wound care products, is pleased to provide its financial results for the three months ended June 30, 2025.

Quarter ended June 30, 2025

•Revenue for the three months ended June 30, 2025, totaled $10.2 million, an increase of 42%, as compared to $7.2 million for the same period of 2024. This growth was within the Company's guidance of growth of 40-50% year on year for the quarter.
•116 UltraMist® systems were sold in Q2 2025 up from 72 in Q2 2024, and from 98 in Q1 2025.
•UltraMist® consumables revenue increased by 37% to $6.4 million in Q2 2025, versus $4.7 million for the same quarter last year. UltraMist® revenue represented 99% of Sanuwave’s overall revenues in Q2 2025.
•Gross margin as a percentage of revenue amounted to 78.3% for the three months ended June 30, 2025, versus 73.2% for the same period last year.
•For the three months ended June 30, 2025, operating income totaled $1.9 million, compared to $2.0 million in Q2 2024. Q2 2025 operating expenses included $1.1 million of stock compensation expenses versus $0 in the same period in 2024.
•Net income for the second quarter of 2025 was $1.1 million. This compares to a net income of $6.6 million in the second quarter of 2024 which was primarily driven by a $5.3 million gain on extinguishment of debt that did not recur during the three months ended June 30, 2025 and the change in the fair value of derivative liabilities.
•Adjusted EBITDA [1] for the three months ended June 30, 2025, was $3.4 million versus Adjusted EBITDA of $1.5 million for the same period last year.

“We’re pleased to have put up strong results for Q2 and to have achieved 51% revenue growth in the first six months of 2025 vs the same period in 2024 ,” said Morgan Frank, CEO. “We sold 214 UltraMIST systems in the first six months of this year, more than we did in the full year of 2023 and an increase of 86% versus same period in 2024. Q1 and Q2 have been spent building and reshaping our sales and commercial operations teams, and as of mid July, the Company achieved full national sales coverage for the first time in my tenure as CEO. If Q1 and Q2 were the quarters of “max disruption” Q3 is expected to be the quarter of “max construction” as the Company builds up momentum around our new sales and marketing practices (including the launch of our first concerted marketing program) with an aim to set us up for breakout performance in Q4 2025 and 2026. The energy at our sales and commercial operations national meeting a couple of weeks ago was palpable. I think we’re all looking forward to seeing what Sanuwave can become as it starts firing on all cylinders.”

Certain percentages presented in this earnings release are calculated from the underlying whole-dollar amounts and therefore may not recalculate from the rounded numbers used for disclosure purposes.

Financial Outlook

The Company forecasts Q3 2025 revenue of $12-$12.7 million and reiterates full year 2025 revenue guidance of $48-$50 million (47-53% increase as compared to full year 2024 revenue).

As previously announced, a business update will occur via conference call on August 8, 2025 at 8:30 a.m. EST. Materials for the conference call are included on the Company’s website at http://www.sanuwave.com/investors.

Telephone access to the call will be available by dialing the following numbers:

Toll Free:1-800-245-3047
Toll/International: 1-203-518-9765
Conference ID: SANUWAVE

OR use the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1723341&tp_key=b9f972bf82

A replay will be made available through August 29, 2025:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11159256

[1] This is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” and the reconciliations in this release for further information.

About Sanuwave
Sanuwave Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

Sanuwave's end-to-end wound care portfolio of regenerative medicine products and product candidates help restore the body’s normal healing processes. Sanuwave applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Non-GAAP Financial Measures
This press release includes certain financial measures that are not presented in our financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). These financial measures are considered "non-GAAP financial measures" and are intended to supplement, and should not be considered as superior to, or a replacement for, financial measures presented in accordance with U.S. GAAP.

The Company uses Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA to assess its operating performance. Adjusted EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for the change in fair value of derivatives and any significant non-cash or infrequent charges. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) as a measure of financial performance or any other performance measure derived in accordance with U.S. GAAP, and they should not be construed as an inference that the Company’s future results will be unaffected by unusual or infrequent items. These non-GAAP financial measures are presented in a consistent manner for each period, unless otherwise disclosed. The Company uses these measures for the purpose of evaluating its historical and prospective financial performance, as well as its performance relative to competitors. These measures also help the Company to make operational and strategic decisions. The Company believes that providing this information to investors, in addition to U.S. GAAP measures, allows them to see the Company’s results through the eyes of management, and to better understand its historical and future financial performance. These non-GAAP financial measures are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other U.S. GAAP measures.

EBITDA and Adjusted EBITDA have their limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under U.S. GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:

•Do not reflect every expenditure, future requirements for capital expenditures or contractual commitments.
•Do not reflect all changes in our working capital needs.
•Do not reflect interest expense, or the amount necessary to service our outstanding debt.

As presented in the U.S. GAAP to Non-GAAP Reconciliations section below, the Company’s non-GAAP financial measures exclude the impact of certain charges that contribute to our net income (loss).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future financial results, production expectations, and plans for future business development activities. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with regulatory oversight, the Company’s ability to manage its capital resources, competition and the other factors discussed in detail in the Company’s periodic filings with the Securities and

Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as may be required by applicable law.

Contact: investors@sanuwave.com

SELECTED FINANCIAL DATA
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024

Revenue	$10,164	$7,162	$19,506	$12,948
Cost of Revenues	2,206	1,922	4,164	3,506

Gross Margin	7,958	5,240	15,342	9,442
Gross Margin %	78.3%	73.2%	78.7%	72.9%

Total operating expenses	6,081	3,248	12,479	8,500
Operating Income	$1,877	$1,992	$2,863	$942

Total other income (expense)	(822)	4,569	(7,484)	1,091

Net Income (Loss)	$1,055	$6,561	$(4,621)	$2,033

NON-GAAP ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024

Net Income (Loss)	$1,055	$6,561	$(4,621)	$2,033
Non-GAAP Adjustments:
Interest expense	1,874	3,783	3,726	7,343
Depreciation and amortization	299	262	573	480
EBITDA	3,228	10,606	(322)	9,856

Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	(990)	(3,717)	3,911	(1,216)
Other non-cash or infrequent charges:
Stock-based compensation	1,132	-	2,116	-
Gain on extinguishment of debt	-	(5,310)	-	(5,205)
Severance agreement and legal settlement	-	-	-	585
Release of historical accrued expenses	-	(579)	-	(579)
License and option agreement	-	-	-	(2,500)
Prepaid legal fees expensed from termination of Merger Agreement	-	457	-	457
Adjusted EBITDA	$3,370	$1,457	$5,705	$1,398

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)	June 30, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$8,496	$10,237
Accounts receivable, net of allowance of $1,278 and $1,147, respectively	3,848	3,329
Inventory	5,911	4,149
Prepaid expenses and other current assets	1,913	682
Total Current Assets	20,168	18,397
Non-Current Assets:
Property and equipment, net	1,587	303
Right of use assets, net	653	429
Intangible assets, net	3,378	3,730
Goodwill	7,260	7,260
Total Non-current Assets	$12,878	$11,722

Total Assets	33,046	30,119

LIABILITIES
Current Liabilities:
Senior secured debt	$26,774	$25,305
Accounts payable	4,002	3,728
Accrued expenses	3,289	4,678
Warrant liability	12,018	8,107
Current portion of operating lease liabilities	82	126
Current portion of finance lease liabilities	115	175
Current portion of contract liabilities	221	193
Other	-	33
Total Current Liabilities	46,501	42,345
Non-current Liabilities:
Operating lease liabilities, less current portion, net of incentives	974	125
Finance lease liabilities, less current portion	11	66
Contract liabilities, less current portion	301	300
Other	34	-
Total Non-current Liabilities	1,320	491
Total Liabilities	$47,821	$42,836

STOCKHOLDERS’ DEFICIT
Preferred Stock, par value $0.001, 5,000,000 shares authorized; 6,175 shares Series A, 293 shares Series B, 90 shares Series C and 8 shares Series D designated, respectively; no shares issued and outstanding at June 30, 2025 and December 31, 2024	$-	$-
Common stock, par value $0.001, 2,500,000,000 shares authorized; 8,568,005 and 8,543,686 issued and outstanding at June 30, 2025 and December 31, 2024, respectively *	9	9
Additional paid-in capital	241,248	238,685
Accumulated deficit	(256,042)	(251,421)
Accumulated other comprehensive loss	10	10
Total Stockholders’ Deficit	(14,775)	(12,717)
Total Liabilities and Stockholders’ Deficit	$33,046	$30,119
* Reflects a one-for-three hundred seventy-five (1:375) reverse stock split of the outstanding shares of the Company's common stock effected on October 18, 2024.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In thousands, except share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Revenue	$10,164	$7,162	$19,506	$12,948
Cost of Revenues	2,206	1,922	4,164	3,506

Gross Margin	7,958	5,240	15,342	9,442

Operating Expenses:
General and administrative	4,039	1,839	8,506	5,514
Selling and marketing	1,674	1,034	3,205	2,266
Research and development	194	195	402	358
Depreciation and amortization	174	180	366	362
Total Operating Expenses	6,081	3,248	12,479	8,500

Operating Income	1,877	1,992	2,863	942

Other Income (Expense):
Interest expense	(1,874)	(3,396)	(3,726)	(6,633)
Interest expense, related party	—	(387)	—	(710)
Gain on extinguishment of debt	—	5,310	-	5,205
Change in fair value of derivative liabilities	990	3,717	(3,911)	1,216
Other expense	(27)	(685)	(28)	(787)
Other income	89	10	181	2,800
Total Other Income (Expense)	(822)	4,569	(7,484)	1,091

Net Income (Loss)	1,055	6,561	(4,518)	2,033

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	—	10	—	121
Total Comprehensive Income (Loss)	$1,055	$6,571	$(4,621)	$2,154

Earnings (Loss) per Share:
Basic *	$0.12	$2.08	$(0.54)	$0.65
Diluted *	$0.01	$1.77	$(0.54)	$0.55
Weighted average shares outstanding
Basic *	8,561,737	3,152,595	8,554,706	3,126,000
Diluted *	9,167,846	3,699,501	8,554,706	3,663,730
* Reflects a one-for-three hundred seventy-five (1:375) reverse stock split of the outstanding shares of the Company's common stock effected on October 18, 2024.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
(In thousands, except share data)

Three Months Ended June 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding*	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of March 31, 2025	8,548,473	$9	$239,786	$(257,097)	$10	$(17,292)
Stock-based compensation	-	-	1,132	-	-	1,132
Stock options exercised	17,008	-	253	-	-	253
Shares granted in lieu of board of director fees	2,524	-	77	-	-	77
Net income	-	-	-	1,055	-	1,055

Balances as of June 30, 2025	8,568,005	$9	$241,248	$(256,042)	$10	$(14,775)

Three Months Ended June 30, 2024
	Common Stock
	Number of Shares Issued and Outstanding*	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of March 31, 2024	3,041,492	$3	$176,979	$(224,577)	$-	$(47,595)
Shares issued for settlement of warrants	14,440	-	6	-	-	6
Shares issued for settlement of debt	94,130	-	1,412	-	-	1,412
Foreign currency translation adjustment	-	-	-	-	10	10
Net income	-	-	-	6,561	-	6,561

Balances as of June 30, 2024	3,150,062	$3	$178,397	$(218,016)	$10	$(39,606)

* Reflects a one-for-three hundred seventy-five (1:375) reverse stock split of the outstanding shares of the Company's common stock effected on October 18, 2024.

Six Months Ended June 30, 2025
	Common Stock
	Number of Shares Issued and Outstanding*	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of December 31, 2024	8,543,686	$9	$238,685	$(251,421)	$10	$(12,717)
Stock-based compensation	4,787	-	2,233	-	-	2,233
Stock options exercised	17,008	-	253	-	-	253
Shares granted in lieu of board of director fees	2,524	-	77	-	-	77
Net loss	-	-	-	(4,621)	-	(4,621)

Balances as of June 30, 2025	8,568,005	$9	$241,248	$(256,042)	$10	$(14,775)

Six Months Ended June 30, 2024
	Common Stock
	Number of Shares Issued and Outstanding*	Par Value	Additional Paid- in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total

Balances as of December 31, 2023	3,041,492	$3	$176,979	$(220,049)	$(111)	$(43,178)
Shares issued for settlement of warrants	14,440	-	6	-	-	6
Shares issued for settlement of debt	94,130	-	1,412	-	-	1,412
Foreign currency translation adjustment	-	-	-	-	121	121
Net income	-	-	-	2,033	-	2,033

Balances as of June 30, 2024	3,150,062	$3	$178,397	$(218,016)	$10	$(39,606)

* Reflects a one-for-three hundred seventy-five (1:375) reverse stock split of the outstanding shares of the Company's common stock effected on October 18, 2024.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
(in thousands)	2025	2024
Cash Flows - Operating Activities:
Net income (loss)	$(4,621)	$2,033
Adjustments to reconcile net income to net cash (used in) provided by operating activities
Stock-based compensation	2,106	-
Depreciation and amortization	388	393
Amortization of right-of-use assets	185	87
Reserve for credit losses	131	99
Gain on extinguishment of debt	-	(5,205)
Change in fair value of derivative liabilities	3,911	(1,216)
Amortization of debt issuance and debt discounts	1,062	3,274
Accrued interest and accrued interest, related party	-	1,859
Proceeds from tenant improvement funds	429	-
Changes in operating assets and liabilities
Accounts receivable	(650)	(340)
Inventory	(1,762)	220
Prepaid expenses and other assets	(1,231)	118
Accounts payable	274	(1,259)
Accrued expenses and contract liabilities	(746)	369
Net Cash Flows (Used in) Provided by Operating Activities	(524)	432

Cash Flows - Investing Activities
Purchase of property and equipment	(1,321)	(206)
Net Cash Flows Used in Investing Activities	(1,321)	(206)

Cash Flows - Financing Activities
Proceeds from exercises of stock options	253	-
Payment of note payable	-	(2,175)
Proceeds from convertible notes payable	-	1,300
Proceeds from promissory note payable, related party	-	500
Proceeds from factoring, net	-	831
Payments of principal on finance leases	(149)	(140)
Net Cash Flows Provided by Financing Activities	104	316

Effect of Exchange Rates on Cash	-	121

Net Change in Cash During Period	(1,741)	663

Cash at Beginning of Period	10,237	1,797
Cash at End of Period	$8,496	$2,460

Supplemental Information:
Cash paid for interest	$2,255	$2,055

Non-cash Investing and Financing Activities:
Capitalize interest into senior secured debt	407	3,850
Shares granted in lieu of board of director fees	77	-
Stock options granted in lieu of cash bonus	117	-
Right-of-use assets obtained in exchange for lease liabilities	430	-
RSUs granted in exchange for services	10	-
Warrants issued in conjunction with convertible promissory notes	-	3,633
Conversion of asset-backed secured promissory notes to convertible promissory notes	-	4,584
Shares issued for settlement of debt	-	1,412
Write off deferred merger costs	-	1,226